GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J.L. Bernbach, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of         May, 2013.

/s/John L. Bernbach
J.L. Bernbach
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/Deborah A. Brown
Name: Deborah A. Brown

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, A. Desmarais, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of         April, 2013.

/s/André Desmarais
A. Desmarais
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/R.G. Schultz
Name: Richard G. Schultz

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, P. Desmarais, Jr., a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of         April, 2013.

/s/Paul Desmarais, Jr.
P. Desmarais, Jr.
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/Diane Hawley
Name: Diane Hawley

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, A. Louvel, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of         April, 2013.

/s/A. Louvel
A. Louvel
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/Anne Louvel
Name: Anne Louvel

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R.L. McFeetors, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of         April, 2013.

/s/R.L. McFeetors
R.L. McFeetors
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/Darlene Boutet
Name: Darlene Boutet
Executive Assistant

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J.E.A. Nickerson, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of         April, 2013.

/s/J.E.A. Nickerson
J.E.A. Nickerson
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/Debi Freeborne
Name: Debi Freeborne

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R.J. Orr, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of         April, 2013.

/s/Jeffrey Orr
R.J. Orr
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/Marie Selye
Name: Marie Selye

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, M. Plessis-Bélair, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of         April, 2013.

/s/Michel Plessis-Bélair
M. Plessis-Bélair
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/Celine Cote
Name: Celine Cote

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, H.P. Rousseau, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of         April, 2013.

/s/Henri-Paul Rousseau
H.P. Rousseau
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/Maria Iacampo
Name: Maria Iacampo

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Royer, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of         May, 2013.

/s/Raymond Royer
R. Royer
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/Celine Cote
Name: Celine Cote

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, G.D. Tretiak, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of         April, 2013.

/s/G.D. Tretiak
G.D. Tretiak
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/Maria Cristina Cocca
Name: Maria Cristina Cocca

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, B.E. Walsh, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and J.H. Van Harmelen, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of         April, 2013.

/s/B.E. Walsh
B.E. Walsh
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/Priscilla A. Silverman
Name: Priscilla A. Silverman